UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  February 17, 2017 (February 13, 2017)

SERVICEMASTER GLOBAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

860 Ridge Lake Boulevard, Memphis, Tennessee	38120
(Address of principal executive offices)	(Zip Code)

(901) 597-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Director

On February 13, 2017, Thomas C. Tiller, Jr. resigned as a member of the Board of Directors (the “Board”) of ServiceMaster Global Holdings, Inc. (“ServiceMaster” or the “Company”).  Up until his resignation, Mr. Tiller had also been serving as chair of the Board’s Compensation Committee and as a member of the Nominating and Corporate Governance Committee.

Appointment of New Director

Effective as of February 15, 2017, the Board appointed Peter L. Cella to fill the vacancy created by Mr. Tiller’s resignation.  Mr. Cella will serve as a Class I Director, where his initial term will expire at the Company’s 2018 annual stockholders meeting.  The Board determined, after considering all of the relevant facts and circumstances, that Mr. Cella is “independent” as defined under NYSE listing standards. Mr. Cella was also appointed as a member of the Board’s Compensation Committee.

No arrangements exist between the Company and Mr. Cella or any other person pursuant to which he was selected as a director.  There are no transactions in which Mr. Cella has an interest requiring disclosure under Item 404(a) of SEC Regulation S-K.

Mr. Cella will be entitled to participate in the Company’s publicly disclosed director compensation plans, pursuant to which he will receive an annual retainer on the same terms as the Company’s other non-employee directors.  Such director compensation plans are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on March 21, 2016 under “The Board of Directors and Corporate Governance— Director Compensation.”

In connection with these events, ServiceMaster issued a press release on February 17, 2017, a copy of which is being furnished hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Ctober 30
Exhibit	Description of Exhibit

99.1	Press Release by ServiceMaster Global Holdings, Inc., issued February 17, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

c
SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

February 17, 2017	By:	/s/ James T. Lucke
James T. Lucke
Senior Vice President, General Counsel & Secretary

EXHIBIT INDEX

Ctober 30
Exhibit	Description of Exhibit

99.1	Press Release by ServiceMaster Global Holdings, Inc., issued February 17, 2017